UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        June 15, 2006

Hawkins, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-7647	41-0771293
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

3100 East Hennepin Avenue
Minneapolis, MN		55413
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code      (612) 331-6910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On June 15, 2006, Hawkins, Inc. issued a press release announcing financial results for its fiscal fourth quarter and year ended April 2, 2006. A copy of the press release issued by the Registrant is furnished herewith as Exhibit 99 hereto and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibit. Exhibit 99 - Press Release, dated June 15, 2006, announcing financial results of Hawkins, Inc. for its fiscal fourth quarter and year ended April 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKINS, INC.
Date: June 15, 2006	By:	/s/ Marvin E. Dee
Marvin E. Dee
Vice President, Chief Financial Officer,
Secretary and Treasurer